                           SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the  Securities Exchange Act of
                                     1934
                             (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ X ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           First Mutual Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Robert B. Pomerenk, Esq.
                      Luse Lehman Gorman Pomerenk & Schick
                     5335 Wisconsin Avenue, N.W., Suite 400
                            Washington, D.C.  20015
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)  Title of each class of securities to which transaction applies:

         ______________________________
     2)  Aggregate number of securities to which transaction applies:

         ______________________________
     3) Per unit price or other identifying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ______________________________
     4)  Proposed maximum aggregate value of transaction:

         ______________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ____________________

2)  Form, Schedule or Registration Number:
    _____________________

3)  Filing Party:
    ____________________

4)  Date Filed:

June 6, 1996


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of First Mutual Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the main office of the Company, 135 East Main Street, Decatur, Illinois at 3:00 p.m. (local time) on Thursday, July 25, 1996.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company and First Mutual Bank, S.B., the wholly owned subsidiary of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The business to be conducted at the Annual Meeting includes the election of two directors, the ratification and approval of the Company's 1996 Recognition and Retention Plan, the ratification and approval of the Company's 1996 Stock Option Plan, and ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the year ending December 31, 1996.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,



Paul K. Reynolds
President and Chief Executive Officer

                           FIRST MUTUAL BANCORP, INC.
                              135 East Main Street
                            Decatur, Illinois  62523
                                 (217) 429-2306

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On July 25, 1996

     Notice is hereby given that the Annual Meeting of First Mutual Bancorp, Inc. (the "Company") will be held at the main office of the Company, 135 East Main Street, Decatur, Illinois, on Thursday, July 25, 1996 at 3:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2.   The ratification and approval of the Company's 1996 Stock Option Plan;

     3. The ratification and approval of the Company's 1996 Recognition and Retention Plan;

     4. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the year ending December 31, 1996; and

 such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which by original or later adjournment the Annual Meeting may be adjourned. Stockholders of record at the close of business on May 31, 1996, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                 By Order of the Board of Directors



                                 G. Lynn Brinkman
                                 Secretary
Decatur, Illinois
June 6, 1996

- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
- --------------------------------------------------------------------------------

                                PROXY STATEMENT
                                       of
                           FIRST MUTUAL BANCORP, INC.
                              135 East Main Street
                            Decatur, Illinois  62523
                                 (217) 429-2306

- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 July 25, 1996
- --------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Mutual Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the main office of the Company, 135 East Main Street, Decatur, Illinois, on Thursday, July 25, 1996 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 6, 1996.

- --------------------------------------------------------------------------------
                             Revocation of Proxies
- --------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, G. Lynn Brinkman, at the address of the Company shown above. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

- --------------------------------------------------------------------------------
                Voting Securities and Principal Holders Thereof
- --------------------------------------------------------------------------------

     Holders of record of the Company's common stock, par value $.10 per share (the "Common Stock") as of the close of business on May 31, 1996 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 4.7 million shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Directors are elected by a plurality of votes cast at the Meeting by the holders of shares represented in person or by proxy. The affirmative vote of a majority of the votes present at the Meeting in person or by proxy is required for approval of Proposals II, III and IV. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes on any item to be voted upon and are not counted in determining the amount of shares voted on any item. Abstentions and broker non-votes will have the same effect as votes against Proposals II and III.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by directors and nominees individually, by named executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock on the Record Date. This information is based solely on information supplied to the Company and the filings required pursuant to the Exchange Act.

                                        Amount of Shares
                                        Owned and Nature  Percent of Shares
         Name and Address of             of Beneficial     of Common Stock
           Beneficial Owner                Ownership         Outstanding
- --------------------------------------  ----------------  ------------------

Directors and Officers (1)

C. Robert Chastain                                20,300                .43%
Paul K. Reynolds                                  23,582                .50
Richard J. Welsh                                  20,000                .43
Richard L. Jacobs                                 20,000                .43
Glen J. Whitney                                   20,000                .43
Roy M. Ousley                                     11,000                .23
Robert D. Nichols                                 21,200                .45
David G. Weber                                    20,500                .44
G. Lynn Brinkman                                   5,865                .12
Gary M. Walters                                    3,198                .07
Jimmy W. Goatley                                  10,685                .22
All executive officers and directors             176,330               3.75%
  as a group (12 persons)

First Mutual Bank, S.B.
  Employee Stock Ownership Plan (2)
135 East Main Street
Decatur, Illinois  62523                         376,000               8.00%

John Hancock Advisers, Inc. (3)
101 Huntington Avenue
Boston, Massachusetts  02199                     370,000               7.87%

- -------------------------------

(1) Unless otherwise indicated, includes shares held directly by the individuals as well as by spouses, in trust and other indirect forms of ownership over which shares the individuals effectively exercise sole or shared voting and investment power.
(2) Under the First Mutual Bank, S.B. Employee Stock Ownership Plan (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the ESOP Trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares. As of the Record Date, 18,800 shares of Common Stock were allocated under the ESOP.
(3) Pursuant to Schedule 13G filed with the Securities and Exchange Commission in February 1996 on behalf of the John Hancock Mutual Life Insurance Company ("JHMLICO"), JHMLICO's wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly-owned subsidiary, John Hancock Asset Management ("JHAM"), JHAM's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG") and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc. ("JHA"). JHA has direct beneficial ownership of the 370,000 shares. Through their parent-subsidiary relationship to JHA, JHMLICO, JHSI, JHAM and TBFG have indirect beneficial ownership of these same shares, according to the Schedule 13G.

- --------------------------------------------------------------------------------
                       PROPOSAL I--ELECTION OF DIRECTORS
- --------------------------------------------------------------------------------

          The Company's Board of Directors is composed of seven members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three year period or until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Meeting to serve for three-year terms and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Robert D. Nichols and Roy M. Ousley, both of whom are currently members of the Board of Directors.

          The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the proxy holders may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                       Shares of
                                                                                      Common Stock
                                                                                      Beneficially
                                  Positions Held          Director    Current Term    Owned on the   Percent
     Name             Age (1)    with the Company         Since (2)    to Expire      Record Date    Of Class
     ----             -------   --------------------      ---------    ---------    ---------------  --------

                                                        NOMINEES
Robert D. Nichols          72   Director                    1974          1996           21,200        .45%

Roy M. Ousley              73   Director                    1978          1996           11,000        .23
                                            DIRECTORS CONTINUING IN OFFICE
C. Robert Chastain         64   Chairman of the Board       1984          1998           20,300        .43

Paul K. Reynolds           47   President, Chief Executive  1991          1997           23,582        .50
                                Officer and Director

Richard J. Welsh           77   Director and Vice Chairman  1980          1997           20,000        .43

Richard L. Jacobs          63   Director                    1987         1998           20,000        .43

Glen J. Whitney            67   Director                    1985         1998           20,000        .43

- -----------------------------
(1)  As of December 31, 1995.
(2) The year of initial appointment refers to appointment to the Board of Directors of First Mutual Bank, S.B., the Company's mutual predecessor.


  The principal occupation during the past five years of each director and named executive officer of the Company is set forth below. References to the "Company" include the Company's mutual predecessor. All directors and executive officers have held their present positions for five years unless otherwise stated.

  Robert D. Nichols has been a Director since 1974. Mr. Nichols operated Nichols Advertising until 1992. Currently, Mr. Nichols is the Owner of Nova Gallery of Art and Framing.

  Richard L. Jacobs has been a Director since 1987. Mr. Jacobs is owner and operator of Jacobs Farms. Mr. Jacobs was a member of the Board of Directors for the Farm Credit Services of East Central Illinois during the period 1983-1989.

  C. Robert Chastain has been a Director since 1984. Mr. Chastain is a pharmacist and President and majority stockholder of Family Drug Stores.

  Roy M. Ousley has been a Director since 1978. Prior to his retirement in 1992, Mr. Ousley was owner and operator of R.M. Martin and Company, a retail jewelry and art business.

  Richard J. Welsh has been a Director since 1980. Mr. Welsh is an attorney in Decatur, Illinois.

  Glen J. Whitney has been a Director since 1985. Mr. Whitney is President of Clayton Sales Company, distributors of energy savings equipment.

  Paul K. Reynolds is President, Chief Executive Officer, and a Director. Mr. Reynolds joined the Bank as Vice President in May 1988 and became Senior Vice President in July 1988. He was appointed Senior Executive Vice President and Managing Officer in November 1988 before being named to his present position in January 1990. He has been a Director since 1991.

  Philip J. Duffy is Senior Vice President and Senior Lending Officer. Prior to joining the Bank in January 1995, Mr. Duffy was a Senior Vice President at Bank of Illinois, Champaign, Illinois, where he was head of corporate banking and commercial lending since 1985.

  David G. Weber is Senior Vice President -- Retail Banking/Operations Officer. Prior to being appointed to his current position in June 1995, Mr. Weber was Senior Vice President of Retail Banking/Operations for First of America Bank, Decatur, Illinois, since 1989.

  G. Lynn Brinkman is Vice President, Secretary, Treasurer and Chief Financial Officer. Prior to being appointed to his current position in July 1992, Mr. Brinkman was Treasurer of the Bank since 1981.

  Gary M. Walters is Vice President in charge of residential mortgage lending. Mr. Walters has been a Vice President since 1977.

  Jimmy W. Goatley is Vice President of retail banking. Mr. Goatley was appointed Vice President of retail banking in September 1989. Prior to being appointed Vice President of retail banking, he was Vice President in charge of training and branch management since January 1988.

Ownership Reports by Officers and Directors

  The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. The Company believes that, during the fiscal year ended December 31, 1995, all filing requirements under SEC rules applicable to the Company's officers, directors and 10% beneficial owners were complied with on a timely basis.

- --------------------------------------------------------------------------------
               Meetings and Committees of the Board of Directors
- --------------------------------------------------------------------------------

          The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. First Mutual Bank, S.B. (the "Bank") is the wholly owned subsidiary of the Company, and the Company presently does not currently conduct any business separate from its ownership of all of the outstanding common stock of the Bank. The Board of Directors of the Company held six regular and three special meetings during 1995. During that period, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and of the Bank, and committees on which such director served.

          The Company and the Bank maintain a Finance Committee. In addition to this committee, the Bank maintains an Audit/Compliance Committee, a Personnel/Compensation Committee, a Loan Committee and a Planning/Marketing Committee. C. Robert Chastain, Chairman of the Board of the Company and the Bank, is a non-voting ex officio member of each committee of the Company and the Bank.

          The Company's Finance Committee consists of Messrs. Whitney, Welsh, and Ousley. The Finance Committee communicates, coordinates, and controls the Bank's asset-liability management policies and procedures, and establishes and monitors the volume and mix of assets and funding sources. The Finance Committee met 12 times during the year ended December 31, 1995.

          The Bank's Audit/Compliance Committee consists of Messrs. Ousley, Jacobs and Whitney. The Audit/Compliance Committee meets with the Bank's independent auditors and communicates its findings to the Board of Directors, establishes policies to assure full disclosure of financial results and condition, reviews audit procedures and works to improve internal auditing functions and internal controls and monitors CRA, consumer protection laws and regulatory reporting requirements. The Audit/Compliance Committee reports to the full Board of Directors on a regular basis. The Audit/Compliance Committee met four times during the year ended December 31, 1995.

          The Bank's Personnel/Compensation Committee consists of Messrs. Welsh, Jacobs, and Nichols. The Personnel/Compensation Committee reviews overall salary recommendations, reviews and approves all bonuses and/or incentive programs, and approves salaries for key officers. The Personnel/Compensation Committee meets as needed, and met three times during the year ended December 31, 1995.

          The Loan Committee consists of two members of the full Board of Directors (on a monthly rotating basis) and the Chief Executive Officer and the Chief Lending Officer. As of December 31, 1995, the director members of the Loan Committee were Messrs. Chastain and Jacobs. The Loan Committee reviews general loan and appraisal guidelines and approves all loan requests in excess of $500,000 and up to $2 million (or $3 million if the Loan Committee is supplemented by an additional outside member of the Board of Directors). The Loan Committee meets as needed, and generally at least once a month. The Committee met 14 times during 1995.

          The Bank's Planning/Marketing Committee consists of Messrs. Nichols, Jacobs, and Whitney. The Planning/Marketing Committee considers business planning, branching, mergers, acquisitions, and plant and equipment and also handles all marketing functions for the Bank, such as sales, advertising, promotions, and public relations. The Planning/Marketing Committee met three times during 1995.

          The Company's Nominating Committee is not a standing committee but is convened as needed and is composed of the full Board of Directors. While the Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws.

- --------------------------------------------------------------------------------
                            Executive Compensation
- --------------------------------------------------------------------------------

          The following table sets forth the cash compensation paid by the Company for services during the years ended December 31, 1995, 1994 and 1993 to the Chief Executive Officer of the Company. Other than Mr. Reynolds, no executive officer of the Company received compensation during such years in excess of $100,000.


                                        SUMMARY COMPENSATION TABLE
=====================================================================================================================
                                                                 Long Term
                                                                Compensation
                                                         -----------------------
                    Annual Compensation                           Awards
- --------------------------------------------------------------------------------
                                                         Restricted
                                   Base                    Stock        Options/        All Other         Other
Name and Principal                Salary        Bonus     Award(s)        SARs        Compensation        Annual
    Position               Year   ($)(1)         ($)       ($)(2)        (#)(3)          ($)(4)       Compensation(5)
- ---------------------------------------------------------------------------------------------------------------------
Paul K. Reynolds,          1995  $133,472      $25,000      -0-           -0-           $20,050           $27,821
                           ----
President and              1994  $125,883      $20,000      -0-           -0-           $17,460           $29,784
                           ----
Chief Executive Officer    1993  $120,863      $20,000      -0-           -0-           $19,050           $29,504
                           ----
=====================================================================================================================

____________________________________
(1) Includes the use of an automobile and life insurance premiums, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the executive's cash compensation.
(2) No awards of restricted stock were made during the fiscal years presented. See "Benefits--Recognition and Retention Plan" for a description of stock awards that may be made subsequent to the Offering.
(3) No options or SARs were awarded during the fiscal years presented. See "Benefits--Stock Option Plan" for options that may be awarded upon completion of the Offering.
(4)  Consists of aggregate directors' fees.
(5) Represents contribution on behalf of executive under the Company's Profit Sharing Plan for 1995, 1994 and 1993 (but does not include earnings on such contributions) and includes the value of allocated ESOP shares for 1995 valued at $10.00 per share.

Stock Performance Graph

                             [GRAPH APPEARS HERE]

                           First Mutual Bancorp, Inc

                               6/30/95   12/31/95
                               -------   --------
First Mutual Bancorp, Inc.        0        37.0
NASDAQ Composite Index            0        12.7
SNL Thrift Index                  0        20.1

Compensation Committee Interlocks and Insider Participation

          The Bank retains the principal responsibility for the compensation of the officers, directors and employees of the Company and the Bank. The Company does not currently maintain a Compensation Committee; instead, compensation for employees of the Bank and the Company, including executive officers, is fixed by the Personnel/Compensation Committee of the Bank. The Personnel/Compensation Committee currently consists of Directors Welsh, Jacobs and Nichols. The Personnel/Compensation Committee meets as needed, and during the year ended December 31, 1995, the Personnel/Compensation Committee met three times.

Report of the Personnel/Compensation Committee on Executive Compensation

          Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel/Compensation Committee of the Bank's Board of Directors has prepared the following report for inclusion in this proxy statement.

          The Personnel/Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and recommends changes to base compensation as well as the level of bonus, if any, to be awarded. The Personnel/Compensation Committee also approves any perquisites payable to the executive officers. In determining whether to recommend an increase to the base salary of the Chief Executive Officer and other executive officers, the Personnel/Compensation Committee takes into account individual performance, performance of the Bank and the Company, the size of the Bank and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area. In evaluating changes to compensation, the Personnel/Compensation Committee uses an annual survey of executive compensation for peer institutions developed by America's Community Bankers, the Bank's trade association, the Sheshunoff Executive Compensation Survey, as well as information on compensation paid by employers in the Bank's market area developed from local publications.

          While the Personnel/Compensation Committee does not use strict numerical formulas to determine recommendations for changes in compensation for the Chief Executive Officer, and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on average assets as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Personnel/Compensation Committee in 1995 included general management oversight of the Bank, the quality of communication with the Board of Directors, the productivity of employees, and improvement in the Bank's record of compliance with regulatory requirements. Finally, the Personnel/Compensation Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Personnel/Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Personnel/Compensation Committee approved an increase in the base salary of the Chief Executive Officer.

     This report has been provided by the Personnel/Compensation Committee:
           Richard J. Welsh, Richard L. Jacobs and Robert D. Nichols

Severance Arrangements

          Employment Agreement. The Bank has entered into an employment agreement with Paul K. Reynolds, President and Chief Executive Officer of the Bank and the Company. The employment agreement is intended to ensure that the Bank will be able to maintain a stable and competent management base. The continued success of the Bank depends to a significant degree on the skill and competence of the President and Chief Executive Officer.

          The employment agreement for Mr. Reynolds provides for a one-year term. Commencing on January 1, 1997 and continuing on each anniversary date thereafter, the Board of Directors may extend the employment agreement for an additional year such that the remaining term shall be one year, unless written notice of nonrenewal is given by the Board of Directors after conducting a performance evaluation of the executive. The agreement provides that the base salary of Mr. Reynolds will be reviewed annually. In addition to the base salary, the employment agreement provides that the executive is to receive all benefits provided to permanent full-time employees of the Bank, including among other things, participation in stock benefit plans, incentive compensation plans and other fringe benefits applicable to executive personnel. The employment agreement provides for termination by the Bank for cause, as defined, at any time. In the event the Bank chooses to terminate Mr. Reynolds' employment for any reason other than (i) for cause, (ii) the executive's disability, as defined, or death, (iii) the executive's retirement, as defined, or (iv) upon the termination of his employment for reasons other than a change in control, as defined; or in the event of an executive's resignation from the Bank upon (i) failure to re-elect him to his current office; (ii) a material change in his functions, duties or responsibilities which change would cause his position to become one of lesser responsibility, importance or scope; (iii) relocation of his principal place of employment by more than 30 miles or material reduction in benefits or perquisites; (iv) the liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank, the executive, or in the event of his death, his beneficiary, would be entitled to receive an amount equal to the greater of the remaining payments, including base salary, bonuses and other payments due under the remaining term of the employment agreement or three times the average of the executive's base salary for the three preceding years, including bonuses and other cash compensation paid, and the amount of any benefits received pursuant to any employee benefit plans maintained by the Bank. At the discretion of the Bank's Board of Directors, the executive may receive a severance payment in an amount up to the average of the three preceding years' salary in the event the executive voluntarily terminates employment prior to a change in control of the Bank.

          If termination, whether voluntary or involuntary, follows a change in control of the Bank during the term of the agreement other than for death, disability, or for cause, the executive or, in the event of death, his beneficiary, would be entitled to a payment equal to the greater of (i) the payments due under the remaining term of the employment agreement or (ii) 2.99 times the average of the executive's base salary for the five preceding years, including bonuses and other taxable compensation paid. Payments to the executive under the agreement will be guaranteed by the Company. The Bank would also continue the executive's life, health, and disability coverage for the remaining unexpired term of the employment agreement to the extent allowed by the plan or policies maintained by the Bank from time to time. For these purposes, a "change in control" is defined generally to mean: (i) a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company that is not approved by a majority of the Board of Directors of the Bank or the Company; (ii) certain changes to the Board of Directors of the Bank or the Company or changes in beneficial ownership of the Company representing 25% or more of the combined voting power of the Company's securities; (iii) a change in control as defined by the Bank Holding Company Act ("BHCA"); and (iv) a change that would be required to be reported in response to Item 1(a) of Form 8-K.

          The employment agreement provides that for a period of one year following termination the executive agrees not to compete with the Bank or the Company in any city, town or county in which the Bank or the Company maintains an office or has filed an application to establish an office. Any termination payments made pursuant to the employment agreement would have to comply with applicable law.

Directors' Compensation

          The directors of the Company are currently those individuals serving as directors of the Bank. During the year ended December 31, 1995 the Company paid aggregate directors' fees of $14,000 and the Bank paid aggregate directors' fees of $85,750 to the seven persons who served as directors of the Company and the Bank during the year. Each member of the Board is paid an annual retainer of $3,000 and $16,800, payable monthly, for attendance at regular meetings of the Board of Directors of the Company and the Bank, respectively. Each Board member is also paid $250 for each special meeting of the Company and the Bank attended. In addition, the Bank pays $150 per meeting to Bank directors who attend the Loan Committee meetings. The Bank paid a total of $4,050 in fees for attendance at such Committee meetings during the year ended December 31, 1995.

Benefits

          Profit Sharing Plan. All full-time employees of the Bank who have attained age 21 and have at least one year of service with the Bank during which they have worked 1,000 hours or more are eligible to participate in the Bank's Profit Sharing Plan, a tax-qualified plan. The plan is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is a defined contribution plan to which the Bank, but not Bank employees, may make annual contributions. The Bank's contribution to the plan for each plan year is a sum that the Bank, by action of the Board of Directors, authorizes (so long as the contribution for any plan year does not exceed the maximum amount deductible for federal income tax purposes). Bank contributions and plan forfeitures are allocated among plan participants in the proportion that the compensation of each participant bears to the total compensation of all participants. Earnings and appreciation on plan assets are allocated among the participants based on the respective participant's account balance.

          If a participant's employment is terminated, voluntarily or involuntarily, for any reason other than death, retirement or disability, the participant's interest in his or her individual account balances shall vest as follows:

                Completed                            Vested
             Years of Service                      Percentages
             ----------------                      -----------
                    1                                   10%
                    2                                   20
                    3                                   30
                    4                                   40
                    5                                   60
                    6                                   80
                    7 or more                          100

     For the year ended December 31, 1995, the Bank contributed a total of $12,005 to the Profit-Sharing Plan account of Mr. Reynolds, the only Company executive officer whose total individual annual compensation exceeded $100,000 in 1995. At December 31, 1995, the Profit-Sharing Plan account of Mr. Reynolds totalled $142,334.

     Director Deferred Compensation Agreement. The Bank maintains a non-tax-qualified deferred compensation plan for directors (the "Directors Plan"). Each director may voluntarily defer all or a portion of his annual director fees into the Directors Plan. The deferred amounts, plus earnings, will be paid to the director, as a retirement benefit, upon the attainment of the director's benefit eligibility date, or upon the disability of the director. In the event the director incurs a financial hardship, the director may request a financial hardship benefit, which will be approved or rejected in the sole discretion of the Bank. In the event of the director's death prior to the commencement of benefits, a survivor benefit will be paid to the director's beneficiary.

     Messrs. Ousley, Welsh, Reynolds, Chastain, Jacobs, Nichols, and Whitney have elected to defer directors fees under the Directors Plan. For the year ended December 31, 1995, $58,400 of directors fees and $5,763 in interest was deferred under the Directors Plan.

     Directors Emeritus Plan. Upon reaching age 65 with 8 years of service as a director, each director, who is not also an officer of the Bank, shall upon retirement from the Board of Directors become a "Director Emeritus" if such director agrees to perform consulting services for the Board of Directors.
Under the current plan, in consideration of his services as a Director Emeritus, each Director Emeritus will receive a sum equal to 10% of the annual fees paid to the active directors of the Bank from time to time, multiplied by his years of service as an active director, not to exceed 90% of the current annual fees paid to active directors of the Bank, provided that a Director Emeritus will not be compensated as such for a number of years which exceeds the number of years that he served as an active director of the Bank. Upon the death, disability or unwillingness of a Director Emeritus to provide further consulting services, no further benefits will be paid to such Director Emeritus.

     Supplemental Retirement Income Plans. On August 1, 1994, the Bank established a non-tax-qualified executive supplemental retirement plan (the "SERP") for the benefit of certain executive officers. The SERP provides a supplemental retirement income benefit in an annual amount equal to the projected annual salary of the executive at retirement, multiplied by a wage replacement percentage and reduced by any amounts received from other benefit plans of the Bank. Mr. Reynolds' wage replacement percentage is eighty percent of his final average salary. Benefits under the SERP are payable to an executive upon the attainment of each executive's normal retirement date. In the event of an executive's voluntary or involuntary termination of employment, other than for cause, the executive is entitled to the vested portion of his or her accrued benefit under the SERP. Benefits will be payable in a lump sum or in monthly installments beginning on the executive's normal retirement date and continuing for a period of 180 months. Payments to an executive, or to his beneficiary, may be made from the

SERP upon the executive's death, or total or permanent disability. The SERP is considered an unfunded plan for tax and ERISA purposes. In connection with the adoption of the SERP, the Bank purchased life insurance on the participants in the SERP and the Directors Plan. The cash surrender value of that insurance was approximately $3.1 million at December 31, 1995. For financial statement purposes, the Bank recorded an expense of $46,850 for 1995 relating to its obligations under the SERP. The cash surrender value of the life insurance increased by $145,000 during 1995. All obligations arising under the SERP are payable from the general assets of the Company. The SERP was effective on August 1, 1994.

     Employee Stock Ownership Plan and Trust. The Bank has established an Employee Stock Ownership Plan. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code. Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. As part of the Offering, the ESOP borrowed funds from the Company and used the funds to purchase 8% of the Common Stock issued in the Offering, or 376,000 shares. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's contributions to the ESOP over a period of up to 10 years. The payment of principal or interest on the loan will not be guaranteed by the Bank. Shares purchased by the ESOP will be held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally vest at the rate of 10% per year for the first four years of credited service and 20% per year of credited service from the fifth to seventh year, until a participant is 100% vested in his account balance after seven years of credited service. Service with the Bank's mutual predecessor will be counted towards a participant's credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

     In connection with the establishment of the ESOP, a committee of three directors was selected by the Bank to administer the ESOP (the "ESOP Committee"). An unrelated corporate trustee for the ESOP was appointed prior to the completion of the Offering. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of Common Stock held under the ESOP in accordance with the written instructions of the ESOP Committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities. Such a suit could seek to enjoin the ESOP trustee from violating its fiduciary responsibilities and could result in the imposition of civil penalties or criminal penalties if the breach is found to be willful.

- --------------------------------------------------------------------------------
                   Transactions with Certain Related Persons
- --------------------------------------------------------------------------------

     Federal law requires that all loans or extensions of credit to executive officers and directors of financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

     The Bank makes loans to its directors and executive officers in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such loans do not involve more than the normal risk of collectability or present other unfavorable features.

     As of December 31, 1995, the aggregate principal balance of loans outstanding for all directors and the one officer whose annual compensation exceeded $100,000 during 1995, and all such directors, officers, and family members was $125,886 and $466,147, respectively.

- --------------------------------------------------------------------------------
                   PROPOSAL II--RATIFICATION AND APPROVAL OF
                      THE COMPANY'S 1996 STOCK OPTION PLAN
- --------------------------------------------------------------------------------

     The Board of Directors of the Company has adopted the 1996 Stock Option Plan (the "Stock Option Plan"), subject to stockholder approval of the Stock Option Plan by stockholders at the Annual Meeting. The following discussion is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

     Certain key employees and nonemployee directors of the Company and its affiliates, including the Bank, will be eligible to participate in the Stock Option Plan. The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 470,000 shares, or 10% of the shares of Common Stock issued to stockholders in the Offering. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("nonstatutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Association or the Company. Nonemployee directors are only eligible to receive nonstatutory options.

     Effective upon approval of the Stock Option Plan, it is expected that a committee consisting of the nonemployee directors of the Board of Directors of the Company (the "Committee") will grant options (with limited rights in the case of options granted to employees) to purchase the following number of shares to Paul K. Reynolds, the Company's President and Chief Executive Officer, executive officers as a group, outside directors, and employees as a group.

     Effective upon approval of the Stock Option Plan with respect to awards to employees, it is expected that the Committee will grant options with limited rights to employees, and with respect to awards to outside directors, the Stock Option Plan grants options to such persons in the amounts set forth in the following table.

                                            Number of Shares
     Name and                             to be Received upon
     Principal Position                 Exercise of Options (1)
     ------------------                 -----------------------
      C. Robert Chastain                         23,500
        Chairman of the Board

      Paul K. Reynolds                          117,500
        President and Chief Executive
        Officer and Director

      Richard J. Welsh                           23,500
        Director

      Richard L. Jacobs                          23,500
        Director

      Glen J. Whitney                            23,500
        Director

      Roy M. Ousley                              23,500
        Director

      Robert D. Nichols                          23,500
        Director

      All executive officers as a               282,000
        group (six persons)

      All nonemployee directors                 141,000
        as a group (six persons) (2)

      All employees, not including               47,000
        executive officers, as a group

_____________________________
(1) The value of the stock options is not determinable because the exercise price will be equal to the fair market value of the Company's Common Stock at the effective time of the award, which will be the date of stockholder approval.
(2) All options granted to nonemployee directors will be nonstatutory stock options.

     In granting options, the Committee considers factors such as the position and responsibilities of the employee, the length and value of his service to the Company and its affiliates, the compensation paid to the employee and the Committee's evaluation of the performance of the Company or its affiliates, according to measurements that may include, among other things, key financial ratios, levels of classified assets, and independent audit findings. All nonstatutory stock options awarded to outside directors shall vest at the rate of twenty percent (20%) of the initially awarded amount per year commencing with the vesting of the first installment on the date of grant, and succeeding installments on each anniversary of the date of grant provided the participant maintains continuous service as an outside director or director emeritus. Nonstatutory stock options awarded to employees will be exercisable in installments, as determined by the Committee, which shall also determine the date on which each installment shall become exercisable. Incentive stock options granted under the Plan will vest in an employee at the rate or rates determined by the Committee. Awards to employees will become fully vested and 100% exercisable upon termination of service due to death, disability or normal retirement. In the event of a change in control of the Bank or the Company, nonstatutory stock options awarded to employees will become fully vested and incentive stock options will become fully vested in the event of the employee's subsequent termination of employment. All options granted to outside directors will be 100% exercisable in the event of a change in control of the Bank or the Company, or in the event the optionee terminates service due to death or disability. Unvested options will be forfeited by an outside director upon termination of service for cause, failure to seek reelection, failure to be reelected, or resignation from the Board, provided, however, that unvested options will not be forfeited if an outside director terminates service on the Board but continues to serve the Bank or the Company as a director emeritus.

     Options must be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Company's Common Stock on the Record Date was $12.625 per share. The exercise price may be paid in cash or Common Stock.

     Incentive stock options will only be granted to employees of the Bank and/or the Company. Outside directors will be granted nonstatutory stock options. No incentive stock option granted in connection with the Stock Option Plan will be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except as provided below. In the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock option exercised more than three months following the date the optionee ceases to perform services shall be treated as a nonstatutory stock option as described above.

     Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, Common Stock, equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

     The Company will not implement the Stock Option Plan unless such plan has been approved by a majority vote of shares present and voting at the Annual Meeting. Stockholder approval will also enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of revisions to the regulations under Section 16(b), so long as certain criteria are met, an optionee receiving an option award may be able to exercise such option and sell the underlying shares of Common Stock on the same day without incurring short-swing profit recapture liability under Section 16(b). The ability to concurrently exercise the option and sell the Common Stock eliminates the market risk to the participant in exercising the option in the event that the market price is above the exercise price.

     The Board of Directors may modify or amend the Stock Option Plan in any respect with regard to awards made to officers or employees; provided that stockholder approval shall be required for any modification or amendment that:
(a) increases the maximum number of shares for which options may be granted, subject to provisions of the Stock Option Plan intended to prevent dilution or the enlargement of the rights of a participant; (b) reduces the exercise price at which an award may be granted, subject to adjustments in the exercise price intended to prevent dilution or the enlargement of the rights of a participant;
(c) extends the period during which options may be granted or exercised beyond those times originally proscribed; or (d) changes the persons eligible to participate in the Stock Option Plan. No modification or amendment may affect the rights of a participant under an outstanding award.

     The Stock Option Plan permits shares of Common Stock to be granted upon the exercise of options to be either authorized-but-unissued shares or shares previously issued and re-acquired by the Company. To the extent shares used to satisfy the exercise of options are obtained from authorized-but-unissued shares, the exercise of options will have a dilutive effect on the ownership interests of existing stockholders. Further, the exercise of options may render more difficult or discourage, a merger, tender offer or other takeover attempt even if such transaction would be beneficial to stockholders generally, the assumption of control by a holder of a large block of the Company's securities, a proxy contest or the removal of incumbent management.

Federal Income Tax Consequences

     Under present Federal tax laws, options granted and exercised under the Stock Option Plan will result in the following tax consequences:

     1. The grant of an option will not by itself result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such grant.

     2. The exercise of an option that is an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code generally will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference that may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The participant will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that such shares are held for at least one year after the transfer of shares to the participant or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the difference between the exercise price and the fair market value on the date of exercise, or, if less, the sale proceeds of the shares acquired pursuant to the option.

     3. The exercise of a nonstatutory stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the Common Stock acquired pursuant to the option.

     4. The Company will be allowed a tax deduction equal to the amount of taxable ordinary income recognized by the participant at the time the participant recognizes such ordinary income.

     The affirmative vote of a majority of shares present at the Annual Meeting in person or by proxy is required for approval of the Stock Option Plan.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

- --------------------------------------------------------------------------------
             PROPOSAL III--RATIFICATION AND APPROVAL OF THE COMPANY'S
                       1996 RECOGNITION AND RETENTION PLAN
- --------------------------------------------------------------------------------

      Subject to stockholder approval at the Annual Meeting, the Company has established the 1996 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain key employees and nonemployee directors of the Bank and/or the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and the Company. The following discussion is qualified in its entirety by reference to the Recognition Plan, which is attached hereto as Appendix B.

      The Company intends to contribute sufficient funds for the Recognition Plan to acquire authorized-but-unissued shares of Common Stock of the Company or to purchase Common Stock in the open market in an aggregate amount of 188,000 shares of Common Stock, of which amount 131,600 shares will be available to be awarded to employees and 56,400 shares will be available to be awarded to nonemployee directors. In the event that the Recognition Plan acquires shares of Common Stock from authorized-but-unissued shares, existing stockholders will experience dilution of their ownership interest. Shares of Common Stock restricted by the terms of the Recognition Plan will be awarded in the following amounts to Paul K. Reynolds, the Company's President and Chief Executive Officer, executive officers as a group, nonemployee directors, and employees as a group.

      It is expected that awards will be made as follows:

            Awards to Officers, Employees and Nonemployee Directors

      Name and
      Position                  Dollar Value (1)     Number of Shares
      --------                  ----------------     ----------------

      C. Robert Chastain        $  118,675                9,400
         Chairman of the Board

      Paul K. Reynolds             593,375               47,000
         President and Chief
         Executive Officer and
         Director

      Richard J. Welsh             118,675                9,400
        Director

      Richard L. Jacobs            118,675                9,400
        Director

      Glen J. Whitney              118,675                9,400
        Director

      Roy M. Ousley                118,675                9,400
        Director

      Robert D. Nichols            118,675                9,400
        Director

      All executive officers as  1,661,450              131,600
        a group (six persons)

      All nonemployee directors    712,050               56,400
       as a group (six persons)

__________________
(1)  Based on the closing price on the Record Date of $12.625 per share.

     A Committee of the Board of Directors of the Company composed of "disinterested" directors, as such term is defined in Section 16(b) of the Exchange Act, will administer the Recognition Plan and make awards to executive officers and certain key employees. However, awards to outside directors will be fixed by the terms of the Recognition Plan. In selecting those employees to whom awards will be granted and the amount of common stock covered by such awards, the Committee will consider the position and responsibilities of the employees, the length and value of their services to the Company and its affiliates, the compensation paid to the employees, and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executives of the Company and its affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board of Directors.

     Restricted Stock awards will be nontransferable and nonassignable. Participants in the Recognition Plan will earn (become vested in) shares of Restricted Stock covered by an award and all restrictions are expected to lapse over a period of time commencing from the date of the award; provided, however, that the Committee may accelerate or extend the earnings rate on any awards made to officers and employees after the effective date of the Recognition Plan. Awards to outside directors shall vest at the rate of twenty percent (20%) of the initially awarded amount per year commencing with the first installment being earned as of the date of grant, and succeeding installments being earned on each anniversary of the date of grant, provided that the recipient maintains continuous service as a director or a director emeritus. Awards to employees would become fully vested upon termination of employment due to death, disability or normal retirement or following a termination of employment upon or following a change in the control of the Bank or the Company. Upon termination of employment for any other reason, unvested shares are forfeited. Awards to outside directors become fully vested upon an outside director's disability, death, or following termination of service upon or following a change in control of the Bank or the Company. Unvested shares of Restricted Stock would be forfeited by an outside director upon termination of services for cause, failure to seek reelection, failure to be reelected, or resignation from the Board; provided, however, that unvested shares of Restricted Stock would not be forfeited if an outside director terminates service on the Board but continues to serve the Bank or the Company as a director emeritus.

     When a participant's shares become vested in accordance with the Recognition Plan, the participant will recognize income equal to the fair market value of the Restricted Stock so vested at that time, unless the participant has made an irrevocable election to be taxed on the shares of Restricted Stock awarded to him in the year of the award. The amount of income recognized by a participant will be a deductible expense of the Company for Federal income tax purposes. Prior to vesting, recipients of awards under the Recognition Plan may vote the shares of Restricted Stock allocated to them. The Committee will vote shares as to which no instructions are received and any unallocated shares in the same proportion as allocated shares for which instructions are given are voted.

     Stockholder approval will enable recipients of Recognition Plan awards to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act. As a result of recent revisions to the regulations under Section 16(b), so long as certain criteria are met, an executive officer or director receiving an award under the Recognition Plan may be able to sell shares on the same day that the award vests without incurring short-swing profit recapture liability. The ability to concurrently receive and sell the shares eliminates the market risk to the participant.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.

- --------------------------------------------------------------------------------
              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS
- --------------------------------------------------------------------------------

     The Board of Directors of the Company has approved the engagement of Crowe, Chizek and Company LLP to be the Company's auditors for the year ending December 31, 1996, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Crowe, Chizek and Company LLP for the Company's year ending December 31, 1996. A representative of Crowe, Chizek and Company LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Crowe, Chizek and Company LLP as the auditors for the year ending December 31, 1996, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Crowe, Chizek and Company LLP as auditors for 1996.

- --------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
- --------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 135 East Main Street, Decatur, Illinois 62523, no later than November 25, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act as administered by the SEC.

- --------------------------------------------------------------------------------
                                 MISCELLANEOUS
- --------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company has engaged Regan & Associates, New York, New York to assist in the solicitation of proxies for the Annual Meeting, at a cost of approximately $4,500, plus reasonable out-of-pocket expenses. The Company will reimburse Regan & Associates, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        G. Lynn Brinkman
                                        Secretary


Decatur, Illinois
June 6, 1996

                          FIRST MUTUAL BANCORP, INC.

                            1996 STOCK OPTION PLAN


1.  PURPOSE
    -------

          The purpose of the First Mutual Bancorp, Inc. 1996 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including First Mutual Bank, S.B., upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.  DEFINITIONS
    -----------

          "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

          "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, and/or Limited Rights granted under the provisions of the Plan.

          "Bank" means First Mutual Bank, S.B., or a successor corporation.

          "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

          "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

          "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder, as in effect on at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means a Committee of the Board consisting of at least three Outside Directors of the Company, all of whom are and must be "disinterested directors" as that term is defined under Rule 16b-3 under the Exchange Act.

          "Common Stock" means the Common Stock of the Company, par value $.10 per share.

          "Company" means First Mutual Bancorp, Inc., or a successor corporation.

          "Continuous Service" means employment as a Key Employee or service as an Outside Director or Director Emeritus without any interruption or termination of such employment or service. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor. For purposes of determining Continuous Service, an Outside Director who terminates service on the Board but who continues to serve the Bank or Company as a Director Emeritus will not be deemed to have an interruption or termination of service under the Plan.

          "Conversion" means the June 30, 1995, conversion of First Mutual Bank, S.B. from the mutual to stock form of organization.

          "Date of Grant" means the actual date on which an Award is granted by the Committee, or in the case of the Outside Directors the date an Award is granted under the Plan.

          "Director" means a member of the Board.

          "Director Emeritus" means a former Director, who in recognition of his or her past contributions, has been titled as a Director Emeritus and who continues to perform advisory services for the Board.

          "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

          "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

          "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq National Market System, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

          "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

          "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

          "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

          "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

          "Normal Retirement" means for a Key Employee retirement at the normal or early retirement date as set forth in the Bank's Employee Stock Ownership Plan, or any successor plan.

          "Offering" means the June 30, 1995 subscription offering of the Common Stock of the Company.

          "Outside Director" means a Director who is not an employee of the Company or its Affiliates.

          "Option" means an Award granted under Section 7 or Section 8.

          "Participant" means a Key Employee, Outside Director or Director Emeritus of the Company or its Affiliates who receives or has received an award under the Plan.

          "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.  ADMINISTRATION
    --------------

          The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

          The Awards of Non-Statutory Options to Outside Directors under Section 7 are intended to comply with Rule 16b-3 under the Exchange Act.
Notwithstanding any term to the contrary appearing herein, unless permitted by Rule 16b-3(c)(2)(ii), neither the Committee nor the Board shall have the authority to determine the amount and price of securities to be awarded and/or timing of awards under Section 7 to designated directors or categories of directors, which terms shall be set forth herein. To the extent any provision of the Plan or action by Plan administrators fails to comply with this Section 3, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board.

4.  TYPES OF AWARDS
    ---------------

          Awards under the Plan may be granted in any one or a combination of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; and (c) Limited Rights.

5.  STOCK SUBJECT TO THE PLAN
    -------------------------

          Subject to adjustment as provided in Section 14, the maximum number of shares reserved for issuance under the Plan is 470,000 shares, or 10% of the shares of Common Stock of the Company, par value $.10 per share, issued in connection with the Offering. The maximum number of shares reserved for issuance to Key Employees is 329,000 shares, or 7% of the shares of Common Stock, par value $.10 per share issued in connection with the Offering. The maximum number of shares reserved for issuance to the Outside Directors is 141,000 shares, or 3% of the shares of Common Stock of the Company, par value $.10 per share, issued in connection with the Offering. These shares of Common Stock may be either authorized-but-unissued shares or shares previously issued and reacquired by the Company. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are cancelled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.  ELIGIBILITY
    -----------

          Key Employees of the Company and its Affiliates, including the Bank, shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options and/or Limited Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options under the Plan.

7.  NON-STATUTORY STOCK OPTIONS
    ---------------------------

    7.1  Grant of Non-Statutory Stock Options.
         ------------------------------------

         (a) Grants to Outside Directors.  The aggregate number of Non-
             ---------------------------
Statutory Stock Options that shall be awarded to Outside Directors is 141,000 Options, or 30% of the Options awarded hereunder. Each Outside Director who is serving in such capacity at the Effective Date shall be granted Options to purchase 23,500 shares of the Common Stock, subject to adjustment pursuant to
Section 14. In each subsequent year on the anniversary date of the Plan, each Outside Director shall receive an Award equal to 1,000 Options multiplied by the number of full years that an Outside Director has served on the Board. If, in any year, the Plan does not have sufficient Options available for award to Outside Directors to satisfy the above formula in full, then each Outside Director shall receive "X" number of Options multiplied by his years of service on the Board with "X" being determined by dividing the total number of Options available for award to Outside Directors by the aggregate number of full years of service of all Outside Directors. Non-Statutory Stock Options granted under the Plan are subject to the terms and conditions set forth in this Section 7.

          (b) Grants to Key Employees.  The Committee may, from time to time,
              -----------------------
grant Non-Statutory Stock Options to eligible Key Employees and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan, provided, however, that no Non-Statutory Stock Option granted in exchange for a previously granted Award shall be granted at an exercise price that is less than the market price of the Common Stock at the time of such previously granted Award. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this
Section 7. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 150,000.

          (c) Option Agreement.  Each Option shall be evidenced by a written
              ----------------
option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

          (d) Price.  The purchase price per share of Common Stock deliverable
              -----
upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

          (e) Manner of Exercise and Vesting.  Non-Statutory Stock Options
              ------------------------------
awarded to Outside Directors or Directors Emeritus shall vest in the Outside Directors or Directors Emeritus at the rate of twenty percent (20%) of the initially awarded amount per year commencing with the vesting of the first installment on the date of grant, and succeeding installments on each anniversary of the date of grant. The Non-Statutory Options awarded to Employees shall be exercisable in installments, as determined by the Committee which shall also determine the date on which each installment shall become exercisable. The vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

          (f) Terms of Options.  The term during which each Non-Statutory Stock
              ----------------
Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such
installment becomes purchasable.    The Committee may, in its sole discretion,
accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees of the Company. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable.

          (g) Termination of Employment or Service.  Upon the termination of a
              ------------------------------------
Key Employee's employment or upon termination of an Outside Director's or Director Emeritus' service for any reason other than, in the case of a Key Employee, Normal Retirement, or in the case of all Participants, death, Disability, Change in Control or Termination for Cause, his Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable by him at the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for one year following the date of his death or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term. In the event of a Key Employee's termination of employment due to Normal Retirement, all Nonstatutory Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for one year following his termination of employment.

    (h) Transferability. Each Option granted hereby may be exercised only
        ---------------
by the Participant to whom it is issued and is not transferable except that in the event of the Participant's death his or her personal representative(s), heir(s) or devisee(s) may exercise the Option pursuant to the terms of Section 7(g). The designation of a Beneficiary by a Participant shall not constitute a transfer.

8.  INCENTIVE STOCK OPTIONS
    -----------------------

    8.1  Grant of Incentive Stock Options.
         --------------------------------

    The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

    (a) Option Agreement.  Each Option shall be evidenced by a written
        ----------------
option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

    (b) Price.  Subject to Section 14 of the Plan and Section 422 of the Code,
        -----
the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

    (c) Manner of Exercise.  Incentive Stock Options granted under the Plan
        ------------------
shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of previously acquired Common Stock at the Fair Market Value of such previously acquired shares determined on the exercise date by the manner described in
Section 2.

    (d) Amounts of Options.  Incentive Stock Options may be granted to any
        ------------------
eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 141,000. In granting Incentive Stock Options, the Committee shall consider the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

    (e) Terms of Options.  The term during which each Incentive Stock
        ----------------
Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

          The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

          The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

    (f) Termination of Employment.  Upon the termination of a Key
        -------------------------
Employee's service for any reason other than Disability, Normal Retirement, Change of Control, death or Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

          Upon termination of a Key Employee's service due to Normal Retirement, death, Disability, or a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of one year following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment due to a Change in Control. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

    (g) Compliance with Code.  The options granted under this Section 8 are
        --------------------
intended to qualify as incentive stock options within the meaning of Section
422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.  LIMITED RIGHTS
    --------------

    9.1  Grant of Limited Rights
         -----------------------

    The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

    (a) Terms of Rights.  In no event shall a Limited Right be exercisable
        ---------------
in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

    The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

    Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

    (b) Payment. Upon exercise of a Limited Right, the holder shall promptly
        -------
receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.  SURRENDER OPTION
     ----------------

     In the event of a Participant's termination of employment or termination of service as a result of death, Disability or, in the case of a Key Employee, Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option on the Date of Grant. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

     No award under the Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his or her lifetime by the Participant, or by a guardian or legal representative of the Participant.

11.  RIGHTS OF A STOCKHOLDER; NONTRANSFERABILITY
     -------------------------------------------

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

12.  AGREEMENT WITH PARTICIPANTS
     ---------------------------

     Each Award of Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

13.  DESIGNATION OF BENEFICIARY
     --------------------------

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

14.  DILUTION AND OTHER ADJUSTMENTS
     ------------------------------

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

15.  WITHHOLDING
     -----------

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

16.  AMENDMENT OF THE PLAN
     ---------------------

     The Board may at any time, and from time to time, modify or amend the Plan in any respect with regard to Awards received by Key Employees; provided however, that if necessary to continue to qualify the Plan under the Securities and Exchange Commission Rule 16b-3, the approval by a majority of the shares represented in person or by proxy shall be required for any such modification or amendment that:

     (a) increases the maximum number of shares for which Options may be granted under the Plan (subject, however, to the provisions of Section
          14);

     (b) reduces the exercise price at which Awards may be granted subject, however, to the provisions of Sections 7, 8 and 14:

     (c) extends the period during which Options may be granted or exercised beyond the times originally prescribed; or

     (d)  changes the persons eligible to participate in the Plan.

     Failure by stockholders to ratify or approve the amendments or modifications referred to in subsections (a) through (d) of this Section 16 shall be effective only as to the specific amendment or modification requiring such ratification. Other amendments or modifications of the Plan will remain in full force and effect.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Exchange Act, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

     No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

17.  EFFECTIVE DATE OF PLAN
     ----------------------

     The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

18.  TERMINATION OF THE PLAN
     -----------------------

     The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

19.  APPLICABLE LAW
     --------------

     The Plan will be administered in accordance with the laws of the State of Illinois.


     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 25th day of July, 1996.


Date Approved by Stockholders:  July 25, 1996

Effective Date:    July 25, 1996


ATTEST:                                   FIRST MUTUAL BANCORP, INC.


/s/ G. Lynn Brinkman                      /s/ Paul K. Reynolds
- -------------------------------           -------------------------------------
Secretary                                 President and Chief Executive Officer

                           FIRST MUTUAL BANCORP, INC.

                      1996 RECOGNITION AND RETENTION PLAN


1.   Establishment of the Plan

     First Mutual Bancorp, Inc. hereby establishes the Company Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.   Purpose of the Plan

     The purpose of the Plan is to retain Key Employees and Outside Directors of experience and ability by providing such persons with a proprietary interest in the Company, the stock holding company of First Mutual Bank, S.B. (the "Bank"), as compensation for their contributions to the Company and its affiliates and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.

3.   Definitions

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means First Mutual Bank, S.B., or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Bank Holding Company Act of 1956, as amended, and applicable rules and regulations promulgated thereunder, as in effect on at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a Committee of the Board consisting of at least three non-employee Directors of the Company, all of whom are and must be "disinterested directors" as that term is defined in Rule 16b-3 under the Exchange Act.

     "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

     "Company" means First Mutual Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as a Key Employee or service as an Outside Director or Director Emeritus without any interruption or termination of such employment or service. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor. For purposes of determining Continuous Service, an Outside Director who terminates service on the Board but who continues to serve the Bank or Company as a Director Emeritus will not be deemed to have an interruption or termination of service under the Plan.

    "Conversion" means the June 30, 1995, conversion of First Mutual Bank, S.B. from the mutual to stock form of organization.

    "Director" means a member of the Board.

    "Director Emeritus" means a former Director, who in recognition of his or her past contributions, has been titled as a Director Emeritus and who continues to perform advisory services for the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan.

     "Offering" means the June 30, 1995 subscription offering of the Common Stock of the Company.

     "Outside Director" means a Director who is not an employee of the Company or its Affiliates.

     "Recipient" means a Key Employee, Outside Director or Director Emeritus of the Company or its Affiliates who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.  Administration of the Plan.

    4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.03, the Board may not revoke any Award except in the event of revocation for Cause, or with respect to unearned Awards to Key Employees, in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

     4.03 Plan Administration Restrictions. Awards to Outside Directors are intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Notwithstanding any term to the contrary appearing in the Plan, unless permitted by Rule 16b-3(c)(2)(ii) of the Exchange Act, subsequent to the establishment of the Plan, the Committee and the Board of Directors shall not have the authority to determine the amount and price of securities to be awarded and/or timing of awards to designated Outside Directors or categories of Outside Directors, which terms shall be set forth in the Plan. To the extent any provision of the Plan or action by Plan administrators fails to comply with this
Section 4.03, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

     4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.  Eligibility; Awards

    5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

    5.02 Awards to Employees. The Committee may determine which of the Key Employees referenced in Section 5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Articles of Incorporation and Bylaws, or Plan of Conversion adopted to implement the Conversion, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued to Key Employees is 131,600 or 70% of the shares of Restricted Stock awarded under the Plan.

     In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees will be granted additional Awards to be awarded from forfeited Restricted Stock. In selecting those Key Employees to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider the position and responsibilities of the Key Employees, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or any Affiliate until the restrictions lapse.

     5.03  Outside Directors' Awards.

           (a) The aggregate number of shares that shall be issued to Outside Directors under the Plan is 56,400 shares of Restricted Stock, or 30% of the shares of Restricted Stock awarded under the Plan. Each Outside Director serving in such capacity on the Effective Date shall be issued an Award equal to 9,400 shares of

Restricted Stock. In each subsequent year on the anniversary date of the Plan, each Outside Director shall receive an Award equal to 100 shares multiplied by the number of full years that an Outside Director has served on the Board. If, in any year, the Plan does not have sufficient shares available for award to Outside Directors to satisfy the above formula in full, then each Outside Director shall receive "X" number of shares multiplied by his years of service on the Board with "X" being determined by dividing the total number of shares available for award to Outside Directors by the aggregate number of full years of service of all Outside Directors. Fractional shares shall not be awarded.

           (b) No Restricted Stock shall be earned by an Outside Director or Director Emeritus unless the Recipient maintains Continuous Service with the Bank or any Affiliate until the restrictions lapse.

           5.04 Manner of Award. As promptly as practicable after a determination is made pursuant to Sections 5.02 and 5.03 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock (the "Restricted Stock Agreement"), together with a stock power endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

           5.05 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.  Terms and Conditions of Restricted Stock

    The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and, in addition to the terms and conditions contained in Sections 6.01 through
6.07 to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     6.01 General Rules. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Restricted Stock shall be earned by a Key Employee at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned as of the date of grant, and succeeding installments being earned on each anniversary of the date of grant, provided that such Recipient maintains Continuous Service; provided, however, that no shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements. Restricted Stock shall be earned by an Outside Director or Director Emeritus at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned as of the date of grant, and succeeding installments being earned on each anniversary of the date of grant, provided that such Recipient maintains Continuous Service; provided, however that no shares shall be earned if the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to awards to Key Employees, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to shares issued to Key Employees, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changed conditions or changes in applicable tax or other laws or regulations occurring after the commencement of such Restricted Period.

     6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or, with respect to Key Employees, Normal Retirement as provided in Section 6.03), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited. Any cash dividends or stock dividends attributable to such shares of Restricted Stock shall also be forfeited.

     6.03 Exception for Termination Due to Death, Disability, Normal Retirement or Change in Control Notwithstanding the general rule contained in Section 6.01, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Bank or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate, or last day of service on the Board of the Bank or an Affiliate. Notwithstanding, the general rule contained in Section 6.01, Restricted Stock awarded to a Key Employee whose employment terminates due to Normal Retirement shall be deemed earned as of the Recipient's last day of employment. Additionally, notwithstanding the general rule contained in Section 6.01, all Restricted Stock subject to an Award held by a Recipient whose service as a Key Employee, Outside Director, or Director Emeritus of the Bank or an Affiliate terminates upon or following a Change in Control of the Company or the Bank shall be deemed earned as of the Recipient's last day of service with the Bank or an Affiliate.

     6.04 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Bank or an Affiliate or an Outside Director or Director Emeritus whose service is terminated by the Bank or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     6.05 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Mutual Bancorp, Inc. 1996 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of First Mutual Bank, S.B., 135 East Main Street, Decatur, Illinois 62523."

     6.06 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends or stock dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid.

     6.07 Voting of Restricted Shares. After an Award has been granted, the Recipient as owner of such shares shall have the right to vote such shares until such Award is earned by the Recipient.

     6.08 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and stock power deposited with it pursuant to Section 6.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.   Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Recipient, by will or the laws of descent and distribution.

9.   Key Employee Rights under the Plan

     No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.  Outside Director and Director Emeritus Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director or Director Emeritus any right to be retained in the service of the Bank or any Affiliate.

11.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  Amendment or Termination

     The Board of Directors of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 6) no amendment shall be made without approval of the stockholders of the Company which shall (i) materially increase the aggregate number of shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of shares that may be subject to Awards to Recipients who are not Key Employees, or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Exchange Act, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

13.  Governing Law

     The Plan shall be governed by the laws of the State of Illinois.

14.  Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) fifteen years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the 25th day of July, 1996.

Date Approved by Shareholders:   July 25, 1996

Effective Date:          July 25, 1996


ATTEST:                                    FIRST MUTUAL BANCORP, INC.



/s/ G. Lynn Brinkman                       /s/ Paul K. Reynolds
- ------------------------------             -------------------------------------
Secretary                                  President and Chief Executive Officer

                                REVOCABLE PROXY

                           FIRST MUTUAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 July 25, 1996

          The undersigned hereby appoints the official proxy committee consisting of those members of the Board of Directors not nominated to the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the First Mutual Bancorp, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting") to be held at the main office of the Company, 135 East Main Street, Decatur, Illinois at 3:00 p.m. (local time) on Thursday, July 25, 1996. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                 VOTE
                                                          FOR  WITHHELD
                                                          ---  --------
1.  The election as directors of all nominees listed      [ ]     [ ]
    below (except as marked to the contrary below)

Robert D. Nichols
Roy M. Ousley


- ----------------------------------------------

                                                          FOR  AGAINST   ABSTAIN
                                                          ---  -------   -------
2.  The ratification and approval of the Company's 1996   [ ]    [ ]       [ ]
    Stock Option Plan

3.  The ratification and approval of the Company's 1996   [ ]    [ ]       [ ]
    Recognition and Retention Plan

4.  The ratification of the appointment of Crowe,         [ ]    [ ]       [ ]
    Chizek and Company LLP as auditors for the year
    ending December 31, 1996


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June __, 1996, and audited financial statements.


Dated: _________________, 1996               [ ]

                                             Check Box if You Plan
                                            to Attend Annual Meeting


_________________________                   _________________________
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


________________________                    ________________________
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


- --------------------------------------------------------------------------------

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

- --------------------------------------------------------------------------------